Exhibit 10.5

EIGHTH AMENDED AND RESTATED
JLL INCOME PROPERTY TRUST, INC.
INDEPENDENT DIRECTORS COMPENSATION PLAN

AS OF OCTOBER 7, 2025

EIGHTH AMENDED AND RESTATED
JLL INCOME PROPERTY TRUST, INC.
INDEPENDENT DIRECTORS COMPENSATION PLAN

Article 1
PURPOSE
Section 1.1PURPOSE. The purpose of the Plan is to attract, retain and compensate highly-qualified individuals who are not employees of JLL Income Property Trust, Inc. or any of its subsidiaries or affiliates for service as members of the Board by providing them with competitive compensation. The Plan is a sub-plan of the Incentive Plan.
Section 1.2ELIGIBILITY. Independent Directors of the Company who are Eligible Participants, as defined below, shall automatically be participants in the Plan.
Article 2
DEFINITIONS
Section 2.1DEFINITIONS. Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Incentive Plan. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:
“Articles Supplementary” means the Articles Supplementary to the Charter, dated October 2, 2025, as filed with the Maryland Department of Assessments and Taxation.
“Audit Committee” means the Audit Committee of the Board.
“Base Annual Retainer” means the annual retainer (excluding Supplemental Annual Retainers and expenses) payable by the Company to an Independent Director pursuant to Section 5.1 hereof for service as an Independent Director, as such amount may be changed from time to time.
“Board” means the Board of Directors of the Company.
“Cash Base Annual Retainer” has the meaning set forth in Section 5.1 of the Plan.
“Charter” means the articles of incorporation of the Company, as such articles of incorporation may be amended and supplemented from time to time.
“Company” means JLL Income Property Trust, Inc.
“Effective Date” of the Plan has the meaning set forth in Section 8.4 of the Plan.
“Eligible Participant” means any person who is an Independent Director on the Effective Date or becomes an Independent Director while this Plan is in effect; except that during any period a director is prohibited from participating in the Plan by his or her employer or otherwise waives participation in the Plan, such director shall not be an Eligible Participant.
“Incentive Plan” means the Second Amended and Restated JLL Income Property Trust, Inc. Incentive Plan, as amended or replaced from time to time.

“Independent Director” means a director of the Company who is not a common law employee of the Company and who meets the additional requirements set forth for an “independent director” in the Charter.
“Nominating, Governance and Compensation Committee” means the Nominating, Governance and Compensation Committee of the Board.
“Plan” means this Eighth Amended and Restated JLL Income Property Trust, Inc. Independent Directors Compensation Plan, as amended from time to time.
“Plan Year(s)” means a calendar year.
“Seventh Amended and Restated Plan” means the Seventh Amended and Restated JLL Income Property Trust, Inc. Independent Directors Compensation Plan, approved by the Board on November 5, 2022.
“Stock” means the $0.01 par value Class A, Class A-I, Class D, Class I, Class M, Class M-I, Class N, Class S and Class Z common stock of the Company and such other securities of the Company as may be substituted for such class of Stock pursuant to Article 13 of the Incentive Plan.
“Stock Base Annual Retainer” has the meaning set forth in Section 5.1 of the Plan.
“Supplemental Annual Retainer” means the annual retainer (excluding the Base Annual Retainer and expenses) payable by the Company to an Independent Director pursuant to Section 5.2 hereof for service as the chair or a member of the Audit Committee, chair or a member of the Nominating, Governance and Compensation Committee, or as lead Independent Director, as such amount may be changed from time to time.
Article 3
ADMINISTRATION
Section 3.1ADMINISTRATION. The Plan shall be administered by the Board. Subject to the provisions of the Plan, the Board shall be authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Board’s interpretation of the Plan, and all actions taken and determinations made by the Board pursuant to the powers vested in it hereunder, shall be conclusive and binding upon all parties concerned, including the Company, its stockholders and persons granted awards under the Plan. The Board may appoint a plan administrator to carry out the ministerial functions of the Plan, but the administrator shall have no other authority or powers of the Board.
Section 3.2RELIANCE. In administering the Plan, the Board may rely upon any information furnished by the Company, its public accountants and other experts. No individual will have personal liability by reason of anything done or omitted to be done by the Company or the Board in connection with the Plan. This limitation of liability shall not be exclusive of any other limitation of liability to which any such person may be entitled under the Company’s certificate of incorporation or otherwise.
Article 4
SOURCE OF SHARES
Section 4.1SOURCE OF SHARES. The shares of Stock or other equity that may be issued pursuant to the Plan shall be issued under the Incentive Plan, subject to all of the terms and conditions of the Incentive Plan. The terms contained in the Incentive Plan are incorporated into and made a part of this Plan with respect to shares of Stock or other equity granted pursuant hereto and any such grant shall be governed by and construed in accordance with the Incentive Plan. In the event of any actual or alleged conflict between the provisions of the Incentive Plan and the provisions of this Plan, the provisions of the Incentive Plan shall be controlling and determinative. This Plan does not constitute a separate source of Shares for the grant of awards of Stock described herein.
Article 5
RETAINERS AND EXPENSES
Section 5.1BASE ANNUAL RETAINER. Each Eligible Participant shall be paid a Base Annual Retainer for service as an Independent Director during each Plan Year. The amount of the Base Annual Retainer shall be established from time to time by the Board. Until changed by the Board, the Base Annual Retainer for a full Plan Year shall be $175,000.00 (which Base Annual Retainer includes fees for attendance at meetings of the Board or its committees), 40% of which shall be payable in Stock in accordance with Section 6.2 below (the “Stock Base Annual Retainer”) and 60% of which shall be payable in cash in approximately equal quarterly installments in advance, beginning at the start of a Plan Year (the “Cash Base Annual Retainer”). A pro rata Base Annual Retainer will be paid to any person who becomes an Eligible Participant on a date other than the beginning of a Plan Year, based on the number of full months he or she serves as an Independent Director during the Plan Year. Payment of such prorated Cash Base Annual Retainer shall begin on the date that the person first becomes an Eligible Participant, and shall resume on a quarterly basis thereafter.
Section 5.2SUPPLEMENTAL ANNUAL RETAINERS.
(a)The chair of the Audit Committee shall be paid a Supplemental Annual Retainer for his or her service as such chair during a Plan Year, payable quarterly at the same times as installments of the Cash Base Annual Retainer. The amount of the Supplemental Annual Retainer for the chair of the Audit Committee shall be established from time to time by the Board. Until changed by the Board, the Supplemental Annual Retainer for a full Plan Year for the chair of the Audit Committee shall be $15,000.00. A pro rata Supplemental Annual Retainer will be paid to any Eligible Participant who becomes the chair of the Audit Committee on a date other than the beginning of a Plan Year, based on the number of full months he or she serves as chair of the Audit Committee during the Plan Year. Payment of such pro-rated Supplemental Annual Retainer shall begin on the date that the person first becomes chair of the Audit Committee and shall resume on a quarterly basis thereafter.
(b)Each member of the Audit Committee, other than the chair of the Audit Committee whose supplemental retainer is set forth above, shall be paid a Supplemental Annual Retainer for his or her service as a member of the Audit Committee during a Plan Year, payable quarterly at the same times as installments of the Cash Base Annual Retainer. The amount of the Supplemental Annual Retainer for a member of the Audit Committee shall be established from time to time by the Board. Until changed by the Board, the Supplemental Annual Retainer for a full Plan Year for a member of the Audit Committee, other than the chair of the Audit Committee, shall be $5,000.00. A pro rata Supplemental Annual Retainer will be paid to any Eligible Participant who becomes a member of the Audit Committee on a date other than the beginning of a Plan Year, based on the number of full months he or she serves as a member of the Audit Committee during the Plan Year. Payment of such pro-rated Supplemental Annual Retainer shall begin on the date that the person first becomes a member of the Audit Committee, and shall resume on a quarterly basis thereafter.
(c)The director elected as the lead Independent Director shall be paid a Supplemental Annual Retainer for his or her service as such lead Independent Director during a Plan Year, payable quarterly at the same times as installments of the Cash Base Annual Retainer. The amount of the Supplemental Annual Retainer for the lead Independent Director shall be established from time to time by the Board. Until changed by the Board, the Supplemental Annual Retainer for a full Plan Year for the lead Independent Director shall be $15,000.00. A pro rata Supplemental Annual Retainer will be paid to any Eligible Participant who becomes the lead Independent Director on a date other than the beginning of a Plan Year, based on the number of full months he or she serves as lead Independent Director during the Plan Year. Payment of such pro-rated Supplemental Annual Retainer shall begin on the date that the person first becomes the lead Independent Director, and shall resume on a quarterly basis thereafter.

(d)The chair of the Nominating, Governance and Compensation Committee shall be paid a Supplemental Annual Retainer for his or her service as such chair during a Plan Year, payable quarterly at the same times as installments of the Cash Base Annual Retainer. The amount of the Supplemental Annual Retainer for the chair of the Nominating, Governance and Compensation Committee shall be established from time to time by the Board. Until changed by the Board, the Supplemental Annual Retainer for a full Plan Year for the chair of the Nominating, Governance and Compensation Committee shall be $10,000.00. A pro rata Supplemental Annual Retainer will be paid to any Eligible Participant who becomes the chair of the Nominating, Governance and Compensation Committee on a date other than the beginning of a Plan Year, based on the number of full months he or she serves as a chair of the Nominating, Governance and Compensation Committee during the Plan Year. Payment of such pro-rated Supplemental Annual Retainer shall begin on the date that the person first becomes chair of the Nominating Governance and Compensation Committee, and shall resume on a quarterly basis thereafter.
(e)Each member of the Nominating, Governance and Compensation Committee, other than the chair of the Nominating, Governance and Compensation Committee whose supplemental retainer is set forth above, shall be paid a Supplemental Annual Retainer for his or her service as a member of the Nominating, Governance and Compensation Committee during a Plan Year, payable quarterly at the same times as installments of the Cash Base Annual Retainer. The amount of the Supplemental Annual Retainer for a member of the Nominating, Governance and Compensation Committee shall be established from time to time by the Board. Until changed by the Board, the Supplemental Annual Retainer for a full Plan Year for a member of the Nominating, Governance and Compensation Committee, other than the chair of the Nominating, Governance and Compensation Committee, shall be $2,500.00. A pro rata Supplemental Annual Retainer will be paid to any Eligible Participant who becomes a member of the Nominating, Governance and Compensation Committee on a date other than the beginning of a Plan Year, based on the number of full months he or she serves as a member of the Nominating, Governance and Compensation Committee during the Plan Year. Payment of such pro-rated Supplemental Annual Retainer shall begin on the date that the person first becomes a member of the Nominating, Governance and Compensation Committee, and shall resume on a quarterly basis thereafter.
Section 5.3TRAVEL EXPENSE REIMBURSEMENT. All Eligible Participants shall be reimbursed for reasonable travel expenses in connection with attendance at meetings of the Board and its committees, or other Company functions at which the Chief Executive Officer or Chair of the Board requests the Independent Director to participate. Notwithstanding the foregoing, the Company’s reimbursement obligations pursuant to this Section 5.3 shall be limited to expenses incurred during such director’s service as an Independent Director. Such payments will be made within 30 days after delivery of the Independent Director’s written requests for payment, accompanied by such evidence of expenses incurred as the Company may reasonably require, but in no event later than the last day of the Independent Director’s tax year following the tax year in which the expense was incurred. The amount reimbursable in any one tax year shall not affect the amount reimbursable in any other tax year. Independent Directors’ right to reimbursement pursuant to this Section 5.3 shall not be subject to liquidation or exchange for another benefit.
Article 6
EQUITY COMPENSATION
Section 6.1INITIAL STOCK GRANT. Subject to share availability under the Incentive Plan and the terms of this Section 6.1, on the first date an Independent Director is initially elected or appointed to the Board, he or she shall receive an award of fully-vested shares of Stock equal to 40% of the Base Annual Retainer (or $70,000.00), valued based on the net asset value per share on the grant date (which shares of Stock shall be Class I, or such other class of Stock as may be determined by the Board, and subject to the one-year holding period applicable to all Stock). Such shares of Stock shall be subject to the terms and conditions described herein and in the Incentive Plan and shall be in addition to any otherwise applicable annual grant of Stock granted to such Independent Director under Section 6.2.
Section 6.2STOCK BASE ANNUAL RETAINER. Subject to share availability under the Incentive Plan, each Independent Director will receive fully-vested shares of Stock equal to the Stock

Base Annual Retainer (or $70,000.00, subject to proration pursuant to Section 5.1), valued based on the net asset value per share on the grant date (which shares of Stock shall be Class I, or such other class of Stock as may be determined by the Board, and subject to the one-year holding period applicable to all Stock) on March 31 of each year, subject to the Independent Director’s nomination by the Board for reelection as an Independent Director at the upcoming annual meeting of stockholders.
Article 7
AMENDMENT, MODIFICATION AND TERMINATION
Section 7.1AMENDMENT, MODIFICATION AND TERMINATION. The Board may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board, require stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of a securities exchange on which the Stock is listed or traded, then such amendment shall be subject to stockholder approval; and provided further, that the Board may condition any other amendment or modification on the approval of stockholders of the Company for any reason.
Article 8
GENERAL PROVISIONS
Section 8.1ADJUSTMENTS. The adjustment provisions of the Incentive Plan shall apply with respect to equity awards granted pursuant to this Plan.
Section 8.2DURATION OF THE PLAN. The Plan shall remain in effect until terminated by the Board.
Section 8.3EXPENSES OF THE PLAN. The expenses of administering the Plan shall be borne by the Company.
Section 8.4EFFECTIVE DATE. This Plan will become effective as of October 7, 2025 and will replace the Seventh Amended and Restated Plan, which will expire as of that date (the “Effective Date”).

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The foregoing is hereby acknowledged as being the Eighth Amended and Restated JLL Income Property Trust, Inc. Independent Directors Compensation Plan as adopted by the Board effective October 7, 2025.

JLL INCOME PROPERTY TRUST, INC.

By: /s/ C. Allan Swaringen
Name: C. Allan Swaringen
Title: President and Chief Executive Officer
[Signature Page to Eighth Amended and Restated JLL Income Property Trust, Inc. Independent Directors Compensation Plan]